UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2013

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.02 Termination of a Material Definitive Agreement

As previously disclosed in a Form 8-K filed with the Commission on October 20, 2006, on October 16, 2006, Registrant entered into a 10-year Master Services Agreement (the “Master Agreement”) with Accenture LLP (“Accenture”) pursuant to which Registrant agreed to outsource substantially all of its information technology (“IT”) operations to Accenture. On August 19, 2013, Registrant and Accenture materially amended the Master Agreement effective May 15, 2013 (“Amended Agreement”), terminating the Master Agreement effective December 31, 2013. Prior to execution of the Amended Agreement, the Master Agreement was scheduled to expire in October 2016.

The Amended Agreement provides for a payment schedule extending through June 2014 to settle: (a) an outstanding balance due Accenture of $0.9 million; (b) actual and estimated fees to provide termination assistance services through December 31, 2013 of $0.4 million; and (c) a negotiated early termination fee of $1.85 million. Registrant has paid $0.5 million in fees for June and July 2013, and will pay $0.25 million per month through May 2014. The final balance may vary due to actual fees for termination assistance services, and will be due Accenture in June 2014.

As previously disclosed in a Form 8-K filed on October 16, 2012, Registrant had already assumed in-house responsibility for managing substantially all of its IT operations, including Registrant’s data center and applications management. After accounting for Registrant’s added costs to bring all remaining IT services in-house, Registrant expects the Amended Agreement to yield further savings of approximately $2.8 million per year, or $9.6 million through October 2016, when the Master Agreement otherwise would have expired.

Except for the terms of the Master Agreement amended therein, the Amended Agreement remains subject to the Master Agreement previously filed as Exhibit 10.27 to the Form 8-K filed with the Commission on October 20, 2006. A copy of the Amended Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to the complete terms of the Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Number                     Description

10.1 Amendment No. 21 to Services Agreement No. 1 effective May 15, 2013, between Affirmative Insurance Holdings, Inc. and Accenture LLP.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained in any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ Joseph G. Fisher

Date: August 23, 2013	Name:	Joseph G. Fisher

	Title:	Executive Vice President and General Counsel